Exhibit 10.6

EXECUTION COPY

THIRD AMENDMENT TO THE PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of March 12, 2010, is entered into among CNX MARINE TERMINALS INC., CONSOL ENERGY INC. (“CONSOL Energy”), CONSOL ENERGY SALES COMPANY, CONSOL OF KENTUCKY INC., CONSOL PENNSYLVANIA COAL COMPANY LLC, CONSOLIDATION COAL COMPANY, EIGHTY-FOUR MINING COMPANY, FOLA COAL COMPANY, L.L.C., ISLAND CREEK COAL COMPANY, KEYSTONE COAL MINING CORPORATION, LITTLE EAGLE COAL COMPANY, L.L.C., MCELROY COAL COMPANY, MON RIVER TOWING, INC., TERRY EAGLE COAL COMPANY, L.L.C. and TWIN RIVERS TOWING COMPANY (each, an “Originator” and collectively the “Originators”) and CNX FUNDING CORPORATION (the “Company”).

RECITALS

1. Company and the Originators are parties to the Purchase and Sale Agreement dated as of April 30, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Purchase and Sale Agreement”);

2. CONSOL Energy is the guarantor (in such capacity, the “Guarantor”) under that certain Guaranty and Suretyship Agreement, dated as of April 30, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “CONSOL Guaranty”) in favor the Company.

3. Each of the parties hereto desires to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in the Purchase and Sale Agreement or, if not in the Purchase and Sale Agreement, in the Receivables Purchase Agreement (as defined in the Purchase and Sale Agreement).

2. Amendment to the Purchase and Sale Agreement. Clause (h) of Section 6.3 of the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:

(h) Transaction Documents. Enter into, execute, deliver or otherwise become bound by any agreement, instrument, document or other arrangement that restricts the right of such Originator to amend, supplement, amend and restate or otherwise modify, or to extend or renew, or to waive any right under, this Agreement or any other Transaction Documents, except that the Originators may enter into (x) agreements that restrict the right of such Originators to increase the Purchase Limit to an amount greater than $200,000,000 and (y) the Amended and Restated Credit Agreement; provided that the Originators shall not materially change any restrictions existing in such agreement as of March 12, 2010, that otherwise would be prohibited by this clause (h) without the prior consent of the Administrator and the Majority Purchaser Agents.

3. CONSOL Guaranty. The Guarantor hereby reaffirms its obligations under the CONSOL Guaranty and each other Transaction Document to which it is a party and confirms that its obligations under each of the foregoing continue in full force and effect.

4. Representations and Warranties. Each of the Originators and the Company represents and warrants that:

(a) Representations and Warranties. Each representation and warranty made by it in the Purchase and Sale Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct as of the date hereof.

(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Purchase and Sale Agreement (as amended hereby) are within its corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company action on its part. Each of this Amendment and the Purchase and Sale Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) No Default. Both immediately before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event (other than the “Subject Termination Events” as defined in the RPA Amendment (as defined below)) exists or shall exist.

5. Effect of Amendment. All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to the “Purchase and Sale Agreement”, or to “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement, shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment.

6. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrator of the following, in form and substance satisfactory to the Administrator:

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(a) Counterparts of this Amendment (whether by facsimile or otherwise) duly completed, executed and delivered by each of the parties hereto; and

(b) Counterparts of that certain Fifth Amendment to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, by and among the Company, the Servicer, the Sub-Servicers, the LC Participants, the LC Bank, the Conduit Purchasers, the Purchaser Agents and the Administrator duly completed, executed and delivered by each of the parties thereto (the “RPA Amendment”)

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement, any other Transaction Document or any provision hereof or thereof.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE ORIGINATORS:
CNX MARINE TERMINALS INC.,
CONSOL ENERGY INC.,
CONSOL ENERGY SALES COMPANY,
CONSOL OF KENTUCKY INC.,
CONSOL PENNSYLVANIA COAL COMPANY, LLC,
FOLA COAL COMPANY, L.L.C.,
LITTLE EAGLE COAL COMPANY, L.L.C.,
MON RIVER TOWING, INC., and
TERRY EAGLE COAL COMPANY, L.L.C.,
each as an Originator

	By:	/s/ John M. Reilly
	Name:	John M. Reilly
	Title:	Treasurer

CONSOLIDATION COAL COMPANY,
EIGHTY-FOUR MINING COMPANY,
ISLAND CREEK COAL COMPANY,
KEYSTONE COAL MINING CORPORATION,
MCELROY COAL COMPANY, and
TWIN RIVERS TOWING COMPANY,
each as an Originator

	By:	/s/ Daniel S. Cangilla
	Name:	Daniel S. Cangilla
	Title:	Treasurer

COMPANY:

CNX FUNDING CORPORATION,
as Company

By:	/s/ Christopher C. Jones
Name:	Christopher C. Jones
Title:	Vice President and Secretary

SERVICER AND GUARANTOR:

CONSOL ENERGY INC.,
as Servicer and as Guarantor

By:	/s/ John M. Reilly
Name:	John M. Reilly
Title:	Vice President and Treasurer

CONSENTED TO and AGREED:

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William Falcon
Name:	William Falcon
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Richard Munsick
Name:	Richard Munsick
Title:	Senior Vice President

MARKET STREET FUNDING LLC,
as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

THE BANK OF NOVA SCOTIA,
as LC Participant

By:	/s/ Michael Eden
Name:	Michael Eden
Title:	Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ Jill A. Russo
Name: Jill A. Russo
Title: Vice President

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